Impairments (Tables)	12 Months Ended
Dec. 31, 2016
Property, Plant and Equipment [Abstract]
Details of Impairment of Long-Lived Assets Held and Used by Asset
A summary of our impairments is as follows:

	December 31,
	2016	2015
Flowback equipment (a)	$1,384,751	$—
Drilling rigs (a)	347,547	8,917,240
Fluid storage equipment (a)	—	957,218
Other property, plant and equipment (a)	138,587	—
Impairment of long term contractual agreement (b)	—	1,904,982
Impairment of goodwill (c)	—	88,247
Impairment of intangible (d)	—	256,666
	$1,870,885	$12,124,353

a.
For the years ended December 31, 2016 and 2015, the Company recognized impairments of $1,870,885 and $9,874,458, respectively, to reduce the carrying value of certain assets which were classified as held for use, to their estimated fair values, based on expected sales prices. No impairments occurred during the year ended December 31, 2014. The Company impaired based on future expected cash flows using significant unobservable inputs (Level 3) based on an income approach.

b.
The Company impaired $1,904,982 of assets in 2015 related to prepaid assets pursuant to a purchase contract from a vendor. The impairment impacted the prepaid expenses and other non-current assets lines of the Consolidated Balance Sheet for $1,080,000 and $824,982, respectively.

c.
The Company determined that there was an indication of impairment present based on the results of the first step of the goodwill impairment test for the goodwill held at Energy Services and fully impaired the $88,247 balance.

d.	The Company terminated one customer relationship related to its amortizable intangible assets and impaired the remaining unamortized value of the intangible of that relationship.